UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-01976

Sequoia Fund, Inc.

(Exact name of registrant as specified in charter)

767 Fifth Avenue, Suite 4701, New York, NY 10153-4798

(Address of principal executive offices) (Zip code)

Robert D. Goldfarb

Ruane, Cunniff & Goldfarb Inc.

767 Fifth Avenue

Suite 4701

New York, New York 10153-4798

(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 832-5280

Date of fiscal year end: December 31

Date of reporting period: December 31, 2012

ITEM 1.	REPORTS TO STOCKHOLDERS.

Sequoia

Fund, Inc.

ANNUAL
REPORT

DECEMBER 31, 2012

SEQUOIA FUND, INC.
ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000
With Income Dividends and Capital Gains
Distributions Reinvested in Shares (Unaudited)

The table below covers the period from July 15, 1970 (the date Fund shares were first offered to the public) to December 31, 2012. This period was one of widely fluctuating common stock prices. The results shown should not be considered as a representation of the dividend income or capital gain or loss which may be realized from an investment made in the Fund today.

PERIOD ENDED:	Value of Initial $10,000 Investment	Value of Cumulative Reinvested Capital Gains Distributions	Value of Cumulative Reinvested Dividends	Total Value of Shares
July 15, 1970	$10,000	$—	$—	$10,000
May 31, 1971	11,750	—	184	11,934
May 31, 1972	12,350	706	451	13,507
May 31, 1973	9,540	1,118	584	11,242
May 31, 1974	7,530	1,696	787	10,013
May 31, 1975	9,490	2,137	1,698	13,325
May 31, 1976	12,030	2,709	2,654	17,393
May 31, 1977	15,400	3,468	3,958	22,826
Dec. 31, 1977	18,420	4,617	5,020	28,057
Dec. 31, 1978	22,270	5,872	6,629	34,771
Dec. 31, 1979	24,300	6,481	8,180	38,961
Dec. 31, 1980	25,040	8,848	10,006	43,894
Dec. 31, 1981	27,170	13,140	13,019	53,329
Dec. 31, 1982	31,960	18,450	19,510	69,920
Dec. 31, 1983	37,110	24,919	26,986	89,015
Dec. 31, 1984	39,260	33,627	32,594	105,481
Dec. 31, 1985	44,010	49,611	41,354	134,975
Dec. 31, 1986	39,290	71,954	41,783	153,027
Dec. 31, 1987	38,430	76,911	49,020	164,361
Dec. 31, 1988	38,810	87,760	55,946	182,516
Dec. 31, 1989	46,860	112,979	73,614	233,453
Dec. 31, 1990	41,940	110,013	72,633	224,586
Dec. 31, 1991	53,310	160,835	100,281	314,426
Dec. 31, 1992	56,660	174,775	112,428	343,863
Dec. 31, 1993	54,840	213,397	112,682	380,919
Dec. 31, 1994	55,590	220,943	117,100	393,633
Dec. 31, 1995	78,130	311,266	167,129	556,525
Dec. 31, 1996	88,440	397,099	191,967	677,506
Dec. 31, 1997	125,630	570,917	273,653	970,200
Dec. 31, 1998	160,700	798,314	353,183	1,312,197
Dec. 31, 1999	127,270	680,866	286,989	1,095,125
Dec. 31, 2000	122,090	903,255	289,505	1,314,850
Dec. 31, 2001	130,240	1,002,955	319,980	1,453,175
Dec. 31, 2002	126,630	976,920	311,226	1,414,776
Dec. 31, 2003	147,610	1,146,523	362,790	1,656,923
Dec. 31, 2004	154,270	1,200,687	379,159	1,734,116
Dec. 31, 2005	155,450	1,331,529	382,059	1,869,038
Dec. 31, 2006	152,750	1,496,788	375,422	2,024,960
Dec. 31, 2007	139,120	1,713,258	342,768	2,195,146
Dec. 31, 2008	95,270	1,265,238	241,397	1,601,905
Dec. 31, 2009	109,900	1,459,533	278,860	1,848,293
Dec. 31, 2010	129,290	1,745,828	333,509	2,208,627
Dec. 31, 2011	145,500	1,979,112	375,323	2,499,935
Dec. 31, 2012	168,310	2,289,377	434,162	2,891,849

The total amount of capital gains distributions reinvested in shares was $1,455,712. The total amount of dividends reinvested was $130,082, including return of capital distributions reinvested of $5,294.

No adjustment has been made for any taxes payable by shareholders on capital gain distributions and dividends reinvested in shares.

To the Shareholders of Sequoia Fund, Inc.

Dear Shareholder:

Sequoia Fund's results for the quarter and year ended December 31, 2012 appear below with comparable results for the S&P 500 Index:

To December 31, 2012	Sequoia Fund	S&P 500 Index*
Fourth Quarter	3.20%	-0.38%
1 Year	15.68%	16.00%
5 Years (Annualized)	5.67%	1.66%
10 Years (Annualized)	7.41%	7.10%

The performance shown above represents past performance and does not guarantee future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance information shown.

* The S&P 500 Index is an unmanaged, capitalization-weighted index of the common stocks of 500 major U.S. corporations. The performance data quoted represents past performance and assumes reinvestment of distributions. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Year to date performance as of the most recent month end can be obtained by calling DST Systems, Inc. at (800) 686-6884.

The Fund outperformed the S&P 500 Index for the fourth quarter but slightly underperformed the Index for the year. The Fund’s 15.68% return in 2012, while strong on an absolute basis, lagged the Index because of our large holding in cash. We began the year with more than 21% of the Fund’s assets held in cash and finished the year roughly 16% in cash. The Fund’s equities performed better than the Index and had we been more fully invested all year in the stocks we already owned, the Fund’s return would have been higher by about 300 basis points.

Over the past five and 10 years, the Fund has outperformed the Index. The Fund has operated with approximately 15%-20% of our assets in cash for most of the past five years.

The Fund began selling equities during the summer and fall of 2008 and has operated with a large cash position ever since. We have been active buyers of equities subsequently, but have not been able to fully invest the large inflow of cash from investors we received in 2011 and early 2012.

In 2011, in the wake of an award the Fund received from Morningstar, investors contributed $930 million to Sequoia, net of withdrawals. Though we were active buyers during the year, we did not anticipate the size of contributions to the Fund. In the fourth quarter of 2011, stock prices rose sharply and we slowed our buying activity in response. During the 2011 fourth quarter more than $275 million flowed into the Fund.

Then in the first quarter of 2012, the Index rose 12.6%, further cooling our ardor for stocks. As we reported to you last year, when we determined in early 2012 that we had limited options for deploying capital, we elected to close the Fund to new investment from financial services platforms such as Charles Schwab, TD Ameritrade and E*Trade, as they were accounting for the overwhelming majority of our inflows. This had the intended effect, as the net contribution of new funds to Sequoia after the soft close took effect in early January totaled $41 million.

In the first six weeks of 2013, Sequoia received $45 million in new funds from investors. We believe this recent flow is not specific to Sequoia, but reflective of a larger flow of cash into actively managed equity mutual funds for the first time in several years.

In the fourth quarter of 2012, we were modest net sellers of equities for the first time since 2008, in response to specific situations at several of our portfolio holdings. In particular, we exited Target Corp., the discount retailer we’d owned since 2006, as we became increasingly concerned by its lackluster sales growth and vulnerability to competition from online retailers.

Given the huge run up in equities since early 2009, we are no longer finding compelling valuations, either for our existing holdings or for new ideas we are researching. Our current portfolio seems fairly valued today. That said, anyone who has paid attention over the past 15 years knows equities can trade at extreme levels, both of overvaluation and undervaluation.

Valuations for stocks are heavily influenced by interest rates, and particularly by the risk-free rate of return on 10-year and 30-year United States Treasury bonds. Relative to the current return on Treasury Bonds, stocks continue to be quite attractive. However, the current risk-free rate of return is not a product of market forces. Rather, it is an instrument of Federal Reserve policy. As long as these policies remain in place, and stocks trade at higher levels of valuation, it will be more difficult for us to find individual stocks that meet our criteria for returns on a risk basis that incorporates substantially higher interest rates than exist currently. Just as we think it would be a mistake for investors to buy bonds at current levels, we believe it would be a mistake for us to buy stocks on the assumption that interest rates remain anywhere near current levels.

Turning to performance, we experienced broad-based strength from our equities in 2012. Most of the businesses we own in Sequoia are performing very well.

Among our 10 largest holdings, Mohawk, TJX and Valeant delivered the strongest returns. Mohawk rose 51% for the year, TJX delivered a 33% return and Valeant 28%. We have now owned TJX for 12 years and Mohawk for 10 years.

At year-end, the 10 largest holdings in the Fund represented 54.5% of assets and 65% of our investments in common stocks. As always, we endeavor to concentrate Sequoia in our best ideas. Though we finished the year with 44 companies in the Fund, we remain comfortable with the level of concentration in the top 10 positions.

As we’ve reported to you previously, over the past decade we have grown our research team and widened our focus. As recently as 1999, we had fewer than 12 stocks in the Fund. Today, we believe we have the strongest analyst group in our history. We’re covering more companies and industries than ever before, and we own more stocks. Yet we have not compromised our standards. A few errors of security selection notwithstanding, we believe we own a portfolio of high-quality businesses that have strong growth prospects and the ability to earn high rates of return on invested capital. We’ve tried to add breadth without sacrificing the depth of our research focus, and we’re pleased with the results to date.

That said, we do not currently see many compelling investment opportunities. The market as measured by the S&P Index is up 29.7% over the past five fiscal quarters, with Sequoia up 30.2%.

Looking ahead, we believe it is futile to try to predict the direction of the stock market from year to year. Certainly, there are reasons to be concerned with the excessive levels of debt and low levels of growth in the developed world, the dysfunctional US political environment and the prospect of ballooning retiree health care costs in the near future. “If you look at how the federal government spends our money,” says the pundit Ezra Klein, “it’s an insurance conglomerate protected by a large, standing army.” At the same time, corporate America continues to improve profit margins and shareholder friendliness, and the United States remains a dynamic, productive and lucky country. To paraphrase Warren Buffett, it has never paid to be pessimistic about the future of the United States.

Rather than try to guess what might happen next, we think it more prudent to own a portfolio of market-leading companies that earn high returns on capital, boast strong balance sheets and self-fund their growth. We try to invest alongside motivated and ethical management teams and to identify businesses with many years of growth ahead of them. We try to buy these businesses carefully, taking advantage of occasional periods when their stocks seem to be mispriced. Though it contradicts academic theory, we believe a concentrated portfolio of businesses that has been intensively researched and carefully purchased will generate higher returns with less risk over time than a diverse basket of stocks chosen with less care. However, a concentrated portfolio may deliver results in an individual year that do not correspond closely to the returns generated by the broader market.

If it is not already abundantly clear, you should be aware that our large cash position could act as an anchor on returns in a prolonged bull market. Conversely, in a bear market the cash might cushion the fall of stock prices and provide us with flexibility to make new investments. We believe the current portfolio will generate satisfactory returns over time for Sequoia shareholders.

Sincerely,

Richard T. Cunniff Vice Chairman	Robert D. Goldfarb President	David M. Poppe Executive Vice President

February 11, 2013

THE RUANE, CUNNIFF & GOLDFARB INC./SEQUOIA FUND, INC. ANNUAL INVESTOR DAY WILL BE HELD AT 10 A.M., NEW YORK CITY TIME, ON FRIDAY, MAY 17, 2013 AT THE ST. REGIS HOTEL, TWO EAST 55TH STREET, NEW YORK, NEW YORK 10022

Management’s Discussion of Fund Performance (Unaudited)

The total return for the Sequoia Fund was 15.7% in 2012. This compares with the 16.0% return of the S&P 500 Index. Our investment philosophy is to make concentrated commitments of capital in a limited number of companies that have superior long-term economic prospects and that sell at what we believe are attractive prices. Because Sequoia is deliberately not representative of the overall market, in any given year the performance of the Fund may vary significantly from that of the broad market indices.

The table below shows the 12-month stock total return for all positions that constituted at least 3% of the Fund’s assets at the end of 2012.

Position	% of assets 12/31/12	Total return	% of assets 12/31/11
Valeant Pharmaceuticals	11.6%	28.0%	10.8%
Berkshire Hathaway	10.9%	16.8%	10.0%
TJX	7.5%	33.0%	6.7%
Fastenal	5.6%	10.1%	6.2%
Mohawk Industries	4.0%	51.2%	3.2%
Idexx Laboratories Inc.	3.2%	20.6%	3.3%
Advance Auto Parts	3.1%	4.2%	3.5%
Precision Castparts	3.1%	15.0%	3.2%
Rolls-Royce	3.0%	25.2%	2.9%

The relative performance vs. the S&P 500 in 2012 was driven by strong performance of the Fund’s equity holdings, offset by the minimal return on its cash and Treasury Bills. The nine holdings listed above constituted 52% of the Fund’s assets under management at year-end. At year-end, the Fund was 83.8% invested in common stocks and 16.2% invested in cash and Treasury Bills.

Our largest holding, Valeant, had a successful year. Full year numbers have not been reported yet, but we believe that many of its end markets and products grew nicely. Through the first nine months of 2012, Valeant generated 9% organic revenue growth, led by its largest unit, U.S. Dermatology, which grew 40%. The Canada/Australia division grew 4% and Emerging Markets produced an 11% gain. This growth was partially offset by a 6% decline in the U.S. Neurology unit.

The big news on the acquisition front was the purchase of Medicis for approximately $2.7 billion in December. The acquisition should enable Valeant to roughly double the size of its dermatology unit while providing substantial earnings accretion.

As we discussed in our 2010 and 2011 reports, we like Valeant’s approach to the pharmaceutical business. In an industry marked by heavy spending on unproductive research and development, Valeant over a period of years has acquired a stable of older branded drugs, generic and OTC drugs. Many of its drugs are steady sellers in niche categories of dermatology or neurology. In our view, Valeant is essentially a value investor in pharmaceutical products.

We expect Valeant to generate about $4.00 in cash earnings per share in 2012 (up from $2.61 earned in 2011) and to earn a significantly higher amount in 2013 as it benefits from both organic growth and accretion from the Medicis acquisition. While we do not expect this growth trajectory to continue at such a rapid pace thereafter, we do believe the company can continue to produce positive organic growth supplemented by ongoing acquisitions that will help provide a satisfactory return for shareholders.

We estimate that Berkshire’s look through earnings increased somewhat above 20% in 2012 to around $10,700 per share. Investment income declined because of lower interest rates, but earnings from owned operations, including the utility, the railroad, the insurance companies, and the housing-related units, generally increased.

We anticipate that Berkshire will report spending a record $10 billion on capital spending in 2012 plus another $2 billion on bolt-on acquisitions. Additionally, Berkshire also bought back at least $1.2 billion of shares at 120% of book value, a higher price than the company had previously been willing to pay, but one that we think represents a discount to intrinsic value. Otherwise, it was a quiet year for Berkshire’s capital allocation activities as asset prices rose during the year. No large standalone acquisitions were made and sales of equity securities offset purchases. As a result, we expect consolidated cash probably grew from $37 billion at year end 2011 to around $50 billion.

Without help from acquisitions and absent a recession, Berkshire’s earnings can probably grow about 10% in 2013. In mid-February, Berkshire announced a deal to team with 3G Capital to buy H.J. Heinz Co. for $28 billion, including the assumption of debt. Berkshire will contribute roughly $12 to $13 billion of cash. Even after Heinz closes, Berkshire will retain considerable capacity to buy businesses.

TJX has been a very good performer in the portfolio for many years and 2012 was no exception. Sales rose 12% for the year and while earnings per share had not been announced as of this writing, the company expected to report $2.53 to $2.54 for the year, an increase of at least 25%. For the full year, comparable store sales rose 7%, fueled by higher customer counts. TJX is the largest off-price apparel and home goods retailer in the United States, Canada and the UK and has a growing presence in Poland and Germany. The long-term struggle of U.S. department stores to remain relevant to shoppers has been a boon to TJX. As apparel vendors search for new channels for growth, off-price retailers have become increasingly powerful in the marketplace. TJX not only continues to source high-quality goods from a vast roster of vendors, it has enjoyed steadily rising margins for several years as it buys goods on favorable terms.

TJX has roughly tripled its earnings per share over the past five years, nearly a 25% growth rate. We don’t expect this kind of growth to continue indefinitely, but TJX earns extremely high returns on capital, enjoys ample free cash flows and returns most of that free cash to its owners in the form of dividends and stock buybacks. We believe there is room to grow the store base by roughly 5% per year for several more years, and the company typically repurchases 4%-6% of its shares annually. This leaves the company well-positioned to keep growing at low double-digit rates even if sales growth eventually slows.

Fastenal’s 2012 results reflected a slow growth U.S. economy, as quarterly average daily sales growth decelerated over the course of the year. However, annual sales did grow by 13% and Fastenal’s exceptionally energetic and frugal management team leveraged that result into a 17% increase in earnings per share. At the end of 2012, Fastenal operated 2,652 branch locations, and as the law of large numbers takes hold, the company relies less and less on new store openings to drive its growth. But the company continues to find creative ways to invest in its store base so that its branches grow faster than GDP for many years after they are opened. In 2009, the company embarked on an effort to automate the sale of certain industrial products by installing vending machines and automated lockers at customer work sites. These machines make the sales process more efficient and save money for Fastenal’s customers by reducing waste at the point of sale. In the first three years of the program, Fastenal installed 7,453 machines at customer locations. In 2012, it installed 13,642 machines and the company now has 21,095 machines in place. Management has set a target for installing 30,000 new vending machines in 2013. Though still in its early stages, Fastenal’s automated solutions initiative shows enormous potential. We believe Fastenal’s large branch network enables it to stock and service the machines more efficiently than competitors, creating a sustainable competitive advantage. Though Fastenal’s results will fluctuate with the industrial economy, its long term prospects for growth are excellent.

As a major producer of floor coverings, the fortunes of Mohawk Industries are tied to housing and commercial construction. In the first nine months of 2012, total sales for Mohawk rose about 4% in constant currency and earnings per share increased 25%. We believe Mohawk continues to gain market share in nearly all of its product categories and geographies, thanks to new products and superior distribution. Management continued to cut costs in 2012, resulting in earnings that handily outpaced the increase in sales. The company has announced several acquisitions in the past few months, including Pergo (which closed in January, 2013) and Marazzi (which is expected to close in the first quarter of 2013). Both deals should enhance Mohawk’s already strong competitive position. If market conditions improve in 2013, Mohawk’s leaner cost structure should allow it to generate strong earnings leverage on sales growth.

Idexx’s durable business model provides steady organic growth, high margins and consistent profit gains. In 2012 the company generated 6% revenue growth (7% organic), a 100 basis point improvement to the operating margin and a 16% gain in earnings per share. Top line growth, reflecting the ongoing recovery in the veterinary end market, was driven primarily by continued share gains in reference labs as well as higher sales volumes of consumables in the core Companion Animal Group. Management believes that future organic growth will be enhanced by new IT strategies, such as Vet Connect, that provides the veterinarian with more data and data that is easier to interpret than ever before.

At the end of 2012, Advance Auto Parts and O’Reilly Automotive were the seventh- and eleventh-largest positions in the Fund, respectively, and together constituted 5.6% of the Fund’s assets. Auto parts retail is a difficult business for all but the most efficient players. An auto parts retailer must carry literally thousands of hard parts for hundreds of models of cars. Not many people walk in the door needing an alternator for a 1994 Ford, but the person who does is probably experiencing a crisis. The retailer who can manage a substantial investment in slow-turning parts inventory is able to earn a high margin on sales.

Faced with a proliferation of parts, even commercial garages are increasingly relying on the neighborhood auto parts store to act as their local warehouse. As Americans are keeping their cars longer than before, the volume of repairs and accompanying demand for parts rises steadily.

We have always liked O’Reilly for its industry-leading distribution network, allowing for wide inventory coverage and prompt delivery of parts to commercial garages. The company is led by a talented and experienced team dedicated to growing the store base, expanding parts coverage, and returning excess cash to shareholders through stock buybacks. In 2012, sales increased about 7% (including a nearly 4% gain in comparable store sales) and operating income grew 13% as the operating margin reached an all time record of 15.8% versus 14.9% last year. Earnings per share increased 25%, much faster than sales and operating profit, reflecting an aggressive share repurchase program during the year. The company has a solid balance sheet and generates ample free cash flows, which should enable it to grow its store base by 3%-4% annually while sustaining stock buybacks.

We bought Advance Auto Parts in 2009 after a new management team had taken over. The company initially executed an impressive turnaround but in 2012 that turnaround came to a halt as the company generated disappointing top and bottom line results — particularly when compared to its competitors (such as O’Reilly). Same store sales declined almost 1% and the operating profit margin fell to 10.6%. Earnings per share rose 2%, reflecting stock repurchases. Management generally attributes the weak results to weather and geography but execution seems the primary reason. In 2012, Advance was active on the acquisition front, announcing the purchase of northeast-based BWP Distributors, bought back stock worth 4% of its market capitalization in 2012 while maintaining a strong balance sheet. Looking ahead, management is focused on better execution and improving its service to commercial garages. We think Advance can expand its store base by 3%-4% annually and continue to buy back substantial amounts of stock.

The fiscal year of Precision Castparts ends in March. Through the first nine months of the fiscal year, sales and earnings per share both advanced 16%. The company is on track to earn about $9.80 for fiscal 2013, up about 16% from $8.44 a year ago. Precision continues to deploy its prodigious cash flow on acquisitions. Among other deals, it completed the $2.9 billion acquisition of Timet, the largest independent titanium manufacturer in the U.S., in January 2013. The Timet purchase will enable Precision to streamline its supply chain and better manage input costs. We expect more growth from Precision this year as Boeing and Airbus raise production rates. Despite aggressive acquisition activity in recent years, Precision still has a strong balance sheet and plenty of flexibility to make more acquisitions. On its recent conference call to discuss third quarter results, the company announced, for the first time, long term guidance. Management believes it earn about $16 per share in fiscal year 2016, which implies high teens annual growth.

Rolls Royce will announce 2012 second half results in just a few days. First half results were impressive as the core Civil Aerospace and Defense segments produced stellar numbers, augmented by the inclusion of Tognum (acquired in 2011) and partly offset by weakness in the Marine and Energy businesses. Overall revenue grew 7%, operating profit rose 17% and earnings per share increased 27%. Importantly, orders and backlog were also healthy in the period, a positive sign for current market demand. Management continues to focus Rolls on areas where the company stands to improve, including cash generation, cost structure and customer service.

The Fund made several new investments in 2012, including two purchases that we are not yet required to disclose. Earlier in 2012, we purchased shares in Tiffany. We previously owned this luxury retailer from 2001 to 2007. Our return to Tiffany was inspired by a downdraft in its stock price aligned with a conviction that the company has one of the strongest brands in the world. Since we sold the stock in 2007, Tiffany has enjoyed robust growth across Asia and Western Europe and become truly a global luxury brand. We’re pleased to have Tiffany back in the portfolio. We added to a number of our existing holdings during the year as new cash flowed into the Fund.

We sold our relatively small investments in Becton Dickinson and Target during the year.

Comparison of a change in value of a $10,000 investment in Sequoia Fund and the S&P 500 Index*

The performance shown above represents past performance and does not guarantee future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance information shown.

* The S&P 500 Index is an unmanaged, capitalization-weighted index of the common stocks of 500 major US corporations.

SECTOR BREAKDOWN (Unaudited)

As of December 31, 2012	Percent of Net Assets
U.S. Government Obligations	16.00
Healthcare	12.74
Diversified Companies	10.87
Retailing	9.48
Aerospace/Defense	7.27
Auto Parts	5.64
Industrial & Construction Supplies	5.56
Flooring Products	4.02
Miscellaneous Securities	3.27
Veterinary Diagnostics	3.17
Information Processing	2.51
Transportation Services	2.30
Internet Software & Services	1.97
IT Consulting & Other Services	1.57
Dental Equipment	1.39
Industrial Gases	1.29
Precision Instruments	1.26
Industrial Machinery	1.23
Specialty Chemicals	1.02
Biotechnology	1.00
Other	6.44
100.00

FEES AND EXPENSES OF THE FUND
(UNAUDITED)

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

The Fund does not impose any sales charges, exchange fees or redemption fees.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Annual Fund Operating Expenses

Management Fees	1.00%
Other Expenses	0.03%
Total Annual Fund Operating Expenses*	1.03%

* Does not reflect Ruane, Cunniff & Goldfarb Inc.'s (“Ruane, Cunniff & Goldfarb”) contractual reimbursement of a portion of the Fund’s operating expenses. This reimbursement is a provision of Ruane, Cunniff & Goldfarb’s investment advisory agreement with the Fund and the reimbursement will be in effect only so long as that investment advisory agreement is in effect. For the year ended December 31, 2012, the Fund’s annual operating expenses net of such reimbursement were 1.00%.

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2012 to December 31, 2012).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period* July 1, 2012 to December 31, 2012
Actual	$1,000	$1,098.84	$5.28
Hypothetical (5% return per year before expenses)	$1,000	$1,020.11	$5.08

* Expenses are equal to the Fund's annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

SEQUOIA FUND, INC.
Schedule of Investments
December 31, 2012

COMMON STOCKS (83.78%)

Shares		Value (Note 1)
	ADVERTISING (0.80%)
933,743	Omnicom Group Inc.	$46,649,800
	AEROSPACE/DEFENSE (7.27%)
947,406	Precision Castparts Corp.	179,457,645
23,161,200	Qinetiq Group plc (United Kingdom)	69,066,698
12,376,114	Rolls-Royce Group plc (United Kingdom)	175,666,562
		424,190,905
	AUTO PARTS (5.64%)
2,500,000	Advance Auto Parts, Inc.	180,875,000
1,656,139	O’Reilly Automotive Inc. *	148,091,949
		328,966,949
	BIOTECHNOLOGY (1.00%)
2,076,100	Novozymes A/S – B Shares (Denmark)	58,458,824
	CONSTRUCTION EQUIPMENT (0.54%)
1,520,736	Ritchie Bros. Auctioneers Incorporated	31,768,175
	CRUDE OIL & GAS PRODUCTION (0.09%)
179,508	Canadian Natural Resources Limited	5,182,396
	DENTAL EQUIPMENT (1.39%)
1,257,000	Sirona Dental Systems Inc. *	81,026,220
	DIVERSIFIED COMPANIES (10.87%)
3,188	Berkshire Hathaway Inc. – Class A *	427,383,280
2,309,592	Berkshire Hathaway Inc. – Class B *	207,170,402
		634,553,682
	DIVERSIFIED MANUFACTURING (0.73%)
765,664	Danaher Corporation	42,800,618
	ELECTRICAL & MECHANICAL SYSTEMS (0.46%)
775,721	EMCOR Group Inc.	26,847,704
	ELECTRONIC MANUFACTURING SERVICES (0.65%)
638,349	Trimble Navigation Limited *	38,160,503
	FLOORING PRODUCTS (4.02%)
2,595,700	Mohawk Industries Inc. *	234,832,979
	FREIGHT TRANSPORTATION (0.15%)
216,500	Expeditors International Inc.	8,562,575
	GLASS TECHNOLOGY (0.39%)
1,811,400	Corning Inc.	22,859,868

Shares		Value (Note 1)
	HEALTHCARE (12.74%)
529,800	Perrigo Company	$55,115,094
11,320,000	Valeant Pharmaceuticals International Inc. *	676,596,400
220,657	West Pharmaceutical Services, Inc.	12,080,971
		743,792,465
	INDUSTRIAL & CONSTRUCTION SUPPLIES (5.56%)
6,950,768	Fastenal Company	324,531,358
	INDUSTRIAL GASES (1.29%)
688,661	Praxair, Inc.	75,373,946
	INDUSTRIAL MACHINERY (1.23%)
4,020,749	IMI plc (United Kingdom)	71,669,851
	INFORMATION PROCESSING (2.51%)
298,457	MasterCard Inc.	146,625,955
	INSURANCE BROKERS (0.49%)
1,124,830	Brown & Brown Inc.	28,638,172
	INTERNET SOFTWARE & SERVICES (1.97%)
162,271	Google Inc. – Class A *	115,110,179
	INVESTMENT BANKING & BROKERAGE (0.95%)
435,000	The Goldman Sachs Group Incorporated	55,488,600
	IT CONSULTING & OTHER SERVICES (1.57%)
477,000	International Business Machines Corp.	91,369,350
	PRECISION INSTRUMENTS (1.26%)
841,700	Waters Corporation *	73,328,904
	PROPERTY & CASUALTY INSURANCE (0.82%)
31,200	Admiral Group plc (United Kingdom)	588,089
6,237,236	Hiscox Ltd. (United Kingdom)	46,055,751
21,000	Verisk Analytics, Inc. – Class A *	1,071,000
		47,714,840
	RENEWABLE ENERGY (0.09%)
93,873	First Solar, Inc. *	2,898,798
99,785	SMA Solar Technology AG (Germany)	2,503,207
		5,402,005

Shares		Value (Note 1)
	RETAILING (9.48%)
39,666	Costco Wholesale Corporation	$3,917,811
853,000	Tiffany & Co.	48,911,020
10,268,380	TJX Companies, Inc.	435,892,731
949,032	Wal-Mart Stores, Inc.	64,752,453
		553,474,015
	SEMICONDUCTORS (0.06%)
98,610	Linear Technology Corporation	3,382,323
	SPECIALTY CHEMICALS (1.02%)
1,534,809	Croda International plc (United Kingdom)	59,255,906
	TRANSPORTATION SERVICES (2.30%)
3,255,448	World Fuel Services Corp.	134,026,794
	VETERINARY DIAGNOSTICS (3.17%)
1,994,748	Idexx Laboratories Inc. *	185,112,614
	Miscellaneous Securities (3.27%) (a)	190,575,058
	TOTAL COMMON STOCKS (Cost $2,366,984,909)	$4,889,733,533

U.S. GOVERNMENT OBLIGATIONS (16.00%)

Principal Amount		Value (Note 1)
$934,000,000	U.S. Treasury Bills, 0.020% – 0.051% due 1/3/2013 through 1/10/2013	$933,996,569
	TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $933,996,569)	933,996,569
	TOTAL INVESTMENTS (99.78%) (Cost $ 3,300,981,478) ††	5,823,730,102
	OTHER ASSETS LESS LIABILITIES (0.22%)	12,893,506
	NET ASSETS (100.00%)	$5,836,623,608

††	The cost for federal income tax purposes is identical.
*	Non-income producing.
(a)	“Miscellaneous Securities” include holdings in their initial period of acquisition that have not previously been publicly disclosed.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 –	quoted prices in active markets for identical securities
Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Refer to the Fund’s Schedule of Investments for a detailed break-out of common stocks by industry classification. Transfers between levels are recognized at December 31, 2012, the end of the reporting period. During the period ended December 31, 2012, there were no significant transfers into and out of Level 1 and 2 measurements in the fair value hierarchy. There were no level 3 securities held in the Fund during the year ended December 31, 2012.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2012:

Valuation Inputs	Common Stocks	U.S. Government Obligations	Total
Level 1 – Quoted Prices	$4,889,733,533		$4,889,733,533
Level 2 – Other Significant Observable Inputs	—	$933,996,569	933,996,569
Total	$4,889,733,533	$933,996,569	$5,823,730,102

The accompanying notes form an integral part of these Financial Statements.

SEQUOIA FUND, INC.
Statement of Assets and Liabilities
December 31, 2012

ASSETS
Investments in securities, at value (cost $3,300,981,478) (Note 1)	$5,823,730,102
Cash on deposit with custodian	8,480,460
Receivable for capital stock sold	13,297,968
Dividends receivable	2,088,331
Receivable for investment securities sold	2,230,400
Other assets	44,622
Total assets	5,849,871,883
LIABILITIES
Payable for capital stock repurchased	3,634,302
Payable for investment securities purchased	4,822,952
Accrued investment advisory fee	4,554,578
Accrued other expenses	236,443
Total liabilities	13,248,275
Net assets applicable to 34,677,618 shares of capital stock outstanding (Note 4)	$5,836,623,608
Net asset value, offering price and redemption price per share	$168.31
NET ASSETS CONSIST OF
Capital (par value and paid in surplus) $.10 par value capital stock, 100,000,000 shares authorized	$3,313,875,735
Accumulated net realized losses on investments (Note 5)	(751)
Unrealized appreciation on investments	2,522,748,624
Total Net Assets	$5,836,623,608

The accompanying notes form an integral part of these Financial Statements.

SEQUOIA FUND, INC.
Statement of Operations
Year Ended December 31, 2012

INVESTMENT INCOME
Income
Dividends, net of $1,241,833 foreign tax withheld	$41,014,443
Interest	411,599
Total income	41,426,042
Expenses
Investment advisory fee (Note 2)	55,482,148
Legal and auditing fees	152,098
Stockholder servicing agent fees	812,288
Custodian fees	80,000
Directors fees and expenses (Note 6)	273,387
Other	223,079
Total expenses	57,023,000
Less expenses reimbursed by Investment Adviser (Note 2)	1,391,000
Net expenses	55,632,000
Net investment loss	(14,205,958)
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Realized gain (loss) on
Investments (Note 3)	57,588,997
Foreign currency transactions	(141,870)
Net realized gain on investments and foreign currencies	57,447,127
Net increase in unrealized appreciation on investments	748,554,435
Net realized and unrealized gain on investments and foreign currencies	806,001,562
Net increase in net assets from operations	$791,795,604

The accompanying notes form an integral part of these Financial Statements.

SEQUOIA FUND, INC.
Statements of Changes in Net Assets

	Year Ended December 31,
	2012	2011
INCREASE/(DECREASE) IN NET ASSETS
From operations
Net investment loss	$(14,205,958)	$(14,128,658)
Net realized gain on investments and foreign currencies	57,447,127	58,424,859
Net increase in unrealized appreciation on investments	748,554,435	455,228,826
Net increase in net assets from operations	791,795,604	499,525,027
Distributions to shareholders from
Net realized gains	—	(26,579,640)
Capital share transactions (Note 4)	130,795,737	953,372,241
Total increase	922,591,341	1,426,317,628
NET ASSETS
Beginning of period	4,914,032,267	3,487,714,639
End of period (including undistributed net investment income of $0 and $0, respectively)	$5,836,623,608	$4,914,032,267

The accompanying notes form an integral part of these Financial Statements.

SEQUOIA FUND, INC.
Notes to Financial Statements

NOTE 1—SIGNIFICANT ACCOUNTING POLICIES

Sequoia Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The investment objective of the Fund is growth of capital from investments primarily in common stocks and securities convertible into or exchangeable for common stock. The following is a summary of significant accounting policies, consistently followed by the Fund in the preparation of its financial statements.

A.	Valuation of investments: Investments are carried at market value or at fair value as determined under the supervision of the Board of Directors. Securities traded on a national securities exchange are valued at the last reported sales price on the principal exchange on which the security is listed on the last business day of the period; securities traded in the over-the-counter market are valued in accordance with the NASDAQ Official Closing Price on the last business day of the period; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices.

Securities traded on a foreign exchange are valued at the Official Closing Price on the last business day of the period on the principal exchange on which the security is primarily traded. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the New York Stock Exchange on that day.

U.S. Treasury Bills with remaining maturities of 60 days or less are valued at their amortized cost. U.S. Treasury Bills that when purchased have a remaining maturity in excess of sixty days are stated at their discounted value based upon the mean between the bid and asked discount rates until the sixtieth day prior to maturity, at which point they are valued at amortized cost.

When reliable market quotations are insufficient or not readily available at time of valuation or when the Investment Adviser determines that the prices or values available do not represent the fair value of a security, such security is valued as determined in good faith by the Investment Adviser, in conformity with guidelines adopted by and subject to review by the Board of Directors.

Foreign currencies: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of foreign portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

B.	Accounting for investments: Investment transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Premiums and discounts on fixed income securities are amortized over the life of the respective security. The net realized gain or loss on security transactions is determined for accounting and tax purposes on the specific identification basis.

C.	Federal income taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its stockholders. Therefore, no federal income tax provision is required.
D.	Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
E.	General: Dividends and distributions are recorded by the Fund on the ex-dividend date.
F.	Indemnification: The Fund’s officers, directors and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss thereunder to be remote.

NOTE 2—INVESTMENT ADVISORY CONTRACT AND PAYMENTS TO INTERESTED PERSONS

The Fund retains Ruane, Cunniff & Goldfarb Inc. as its investment adviser. Ruane, Cunniff & Goldfarb Inc. (the “Investment Adviser”) provides the Fund with investment advice, administrative services and facilities.

Under the terms of the Advisory Agreement, the Investment Adviser receives a management fee equal to 1% per annum of the Fund's average daily net asset values. This percentage will not increase or decrease in relation to increases or decreases in the net asset value of the Fund. Under the Advisory Agreement, the Investment Adviser is contractually obligated to reimburse the Fund for the amount, if any, by which the operating expenses of the Fund (including the investment advisory fee) in any year exceed the sum of 1 1/2% of the average daily net asset values of the Fund during such year up to a maximum of $30,000,000, plus 1% of the average daily net asset values in excess of $30,000,000. The expenses incurred by the Fund exceeded the percentage limitation during the year ended December 31, 2012 and the Investment Adviser reimbursed the Fund $1,391,000. Such reimbursement is not subject to recoupment by the Investment Adviser.

For the year ended December 31, 2012, there were no amounts accrued or paid to interested persons, including officers and directors, other than advisory fees of $55,482,148 to Ruane, Cunniff & Goldfarb Inc. and brokerage commissions of $385,502 to Ruane, Cunniff & Goldfarb LLC, the Fund’s distributor. Certain officers of the Fund are also officers of the Investment Adviser and the Fund's distributor. Ruane, Cunniff & Goldfarb LLC received no compensation from the Fund on the sale of the Fund's capital shares during the year ended December 31, 2012.

NOTE 3—PORTFOLIO TRANSACTIONS

The aggregate cost of purchases and the proceeds from the sales of securities, excluding U.S. government obligations, for the year ended December 31, 2012 were $538,632,419 and $311,444,021, respectively. Included in proceeds of sales is $68,485,426 representing the value of securities disposed of in payment of redemptions in-kind, resulting in realized gains of $57,578,375.

At December 31, 2012 the aggregate gross tax basis unrealized appreciation and depreciation of securities were $2,558,004,149 and $35,255,525, respectively.

NOTE 4—CAPITAL STOCK

At December 31, 2012 there were 100,000,000 shares of $.10 par value capital stock authorized. Transactions in capital stock for the years ended December 31, 2012 and 2011 were as follows:

	2012		2011
	Shares	Amount	Shares	Amount
Shares sold	4,736,106	$740,006,036	9,689,248	$1,352,679,953
Shares issued on reinvestment of distributions to shareholders from
Net realized gains on investments	—	—	161,791	23,013,168
	4,736,106	740,006,036	9,851,039	1,375,693,121
Shares repurchased	3,832,116	609,210,299	3,054,283	422,320,880
Net increase	903,990	$130,795,737	6,796,756	$953,372,241

NOTE 5—FEDERAL INCOME TAXES

Distributions to shareholders are determined in accordance with Federal income tax regulations and may differ from those determined for financial statement purposes. To the extent these differences are permanent such amounts are reclassified within the capital accounts based on Federal income tax regulations. During the year ended December 31, 2012 permanent differences primarily due to realized gains on redemptions in kind not recognized for tax purposes and different book and tax treatment of net realized gains on foreign currency transactions resulted in a net decrease in accumulated net realized gains of $57,396,505 with a corresponding increase in paid in surplus of $43,190,547, and a decrease to accumulated net investment loss of $14,205,958. These reclassifications had no effect on net assets.

There were no distributions paid during the year ended December 31, 2012. The tax character of distributions paid during the year ended December 31, 2011 was as follows:

2011
Distributions paid from
Long-term capital gains	$26,579,640

As of December 31, 2012, the components of distributable earnings on a tax basis were as follows:

Capital loss carryovers	$(751)
Unrealized appreciation	2,522,748,624
$2,522,747,873

As of December 31, 2012, the Fund had $751 of short-term capital loss carryforwards for federal income tax purposes. These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the positions are “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions taken on Federal income tax returns for all open years (tax years ended December 31, 2009 through December 31, 2012) and has concluded that no provision for unrecognized benefits or expenses is required in these financial statements.

NOTE 6—DIRECTORS FEES AND EXPENSES

Directors who are not deemed “interested persons” receive fees of $10,000 per quarter and $2,500 for each meeting attended, and are reimbursed for travel and other out-of-pocket disbursements incurred in connection with attending directors’ meetings. The total of such fees and expenses paid by the Fund to these directors for the year ended December 31, 2012 was $273,387.

NOTE 7—SUBSEQUENT EVENTS

Accounting principles generally accepted in the United States of America require the Fund to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

NOTE 8—FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2012	2011	2010		2009		2008
Per Share Operating Performance (for a share outstanding throughout the period)
Net asset value, beginning of period	$145.50	$129.29	$109.90		$95.27		$139.12
Income from investment operations
Net investment income (loss)	(0.41)	(0.42)	(0.00	)(a)	0.00	(a)	0.40
Net realized and unrealized gains (losses) on investments	23.22	17.45	21.35		14.65		(37.11)
Total from investment operations	22.81	17.03	21.35		14.65		(36.71)
Less distributions
Dividends from net investment income	—	—	—		(0.02)		(0.42)
Distributions from net realized gains	—	(0.82)	(1.65)		(0.00	)(a)	(6.72)
Return of capital	—	—	(0.31)		—		—
Total distributions	—	(0.82)	(1.96)		(0.02)		(7.14)
Net asset value, end of period	$168.31	$145.50	$129.29		$109.90		$95.27
Total Return	15.68%	13.19%	19.50%		15.38%		(27.03)%
Ratios/Supplementary data
Net assets, end of period (in millions)	$5,836.6	$4,914.0	$3,487.7		$2,867.8		$2,486.2
Ratio of expenses to average net assets
Before expense reimbursement	1.03%	1.03%	1.04%		1.05%		1.04%
After expense reimbursement	1.00%	1.00%	1.00%		1.01%		1.00%
Ratio of net investment income (loss) to average net assets	(0.26)%	(0.34)%	(0.00)%		0.01%		0.33%
Portfolio turnover rate	5%	3%	23%		15%		12%

(a)	Represents less than $0.01 per share.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
Sequoia Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Sequoia Fund, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2012, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended and the financial highlights for each of the years in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sequoia Fund, Inc. as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and its financial highlights for each of the years in the five year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP
Philadelphia, Pennsylvania
February 20, 2013

APPROVAL OF ADVISORY CONTRACT
(Unaudited)

At a meeting held on December 3, 2012, the Board of Directors of Sequoia Fund, Inc. (the “Fund”), including a majority of the independent directors, evaluated and approved the renewal of the advisory contract (the “Advisory Agreement”) between the Fund and Ruane, Cunniff & Goldfarb Inc. (the “Investment Adviser”). In approving the renewal of the Advisory Agreement, the directors considered all information they deemed reasonably necessary to evaluate the terms of the agreement.

Nature, Extent and Quality of Services.  The directors reviewed the nature, extent and quality of the services provided by the Investment Adviser to the Fund under the Advisory Agreement. They considered information describing the personnel responsible for the day-to-day management of the Fund, the Investment Adviser’s existing and planned staffing levels and changes to the staffing levels that had occurred since the last contract renewal. The directors also considered the Investment Adviser’s research capability and overall reputation and the Investment Adviser’s representation that it had no current plans to change the manner in which it managed the Fund. They considered information concerning the Investment Adviser’s compliance policies and procedures, which are reasonably designed to, among other things, prevent violations of the Investment Advisers Act of 1940 and the rules thereunder and address the Investment Adviser’s conflicts of interest in providing services to the Fund and its other advisory clients. Based on these factors, the directors concluded that they were satisfied with the nature, extent and quality of services provided to the Fund by the Investment Adviser under the Advisory Agreement.

Investment Performance.  The directors reviewed information regarding the Fund’s performance under the Investment Adviser’s management. They considered information reflecting the Fund’s performance and the performance of the S&P 500 Index for the first 10 months of 2012. They reviewed information concerning those portfolio holdings that contributed most to the Fund’s performance during that period and those portfolio holdings that contributed least to the Fund’s performance. They also considered the Fund’s performance compared to the performance of peer-group funds for the year-to-date period ended October 31, 2012, and the 3-year, 5-year and 10-year periods ended October 31, 2012. They considered the source of the information and discussed the performance of certain funds included in the peer group and the performance of the S&P 500 Index relative to the Fund’s performance. The directors considered the Fund’s performance in light of information provided by the Investment Adviser concerning the performance of other accounts managed by the Investment Adviser. The directors concluded that the Fund’s overall performance was satisfactory.

Fees.  Next, the directors examined the fees paid to the Investment Adviser under the Advisory Agreement and the Fund’s overall expense ratio. They reviewed information provided by the Investment Adviser comparing the Fund’s advisory fee and expense ratio to the advisory fees charged by, and the expense ratios of, peer-group funds. They reviewed information showing that the Fund’s effective expense ratio was 1.00% and that the average expense ratio for the peer-group funds was 1.19%. They considered the Investment Adviser’s obligation under the Advisory Agreement to reimburse the Fund for the excess, if any, in any year of the Fund’s operating expenses over 1½% of the Fund’s average daily net asset values up to a maximum of $30 million, plus 1% of the Fund’s average daily net asset values in excess of $30 million. The directors also considered information regarding the fees charged by the Investment Adviser to its other advisory accounts. Based on these and other factors, the directors determined that the fees charged by the Investment Adviser to the Fund under the Advisory Agreement were reasonable in light of the services provided by the Investment Adviser and the fees charged by other advisers to similar funds.

Profitability and Other Benefits to the Investment Adviser.  The directors considered information concerning the profitability of the Fund to the Investment Adviser. They also considered other benefits to the Investment Adviser and its affiliates as a result of their relationship with the Fund, including a written analysis of the amounts and rates of brokerage commissions paid by the Fund to Ruane, Cunniff & Goldfarb LLC, a registered broker-dealer that is an affiliate of the Investment Adviser. Based on these factors, the directors concluded that the Investment Adviser’s profitability would not prevent them from approving the renewal of the contract.

Economies of Scale.  The directors considered information concerning economies of scale and whether the existing advisory fee paid by the Fund to the Investment Adviser might require adjustment in light of any economies of scale. The directors determined that no modification of the existing fee level was necessary because, among other things, the Fund’s total annual expense ratio was comparable to the average expense ratio of the peer-group funds.

In light of the Fund’s performance, the Investment Adviser’s provision of advisory and other services, the reasonableness of the Fund’s advisory fee compared to the advisory fee of peer-group funds and other factors, the directors concluded that the renewal of the Advisory Agreement and retention of the Investment Adviser were in the best interest of the Fund and its stockholders. This conclusion was not based on any single factor, but on an evaluation of the totality of factors and information reviewed and evaluated by the directors. Based upon such conclusions, the directors, including a majority of the independent directors, approved the renewal of the Advisory Agreement.

Information about Sequoia Fund Officers and Directors:
(Unaudited)

The SAI includes additional information about Fund directors and is available, without charge, upon request. You may call toll-free 1-800-686-6884 to request the SAI.

Name, Age, and Address	Position Held with Fund	Term of Office and Length of Time Served	Principal Occupation during Past 5 Years	Other Directorships Held by Director
Richard T. Cunniff, 89 767 Fifth Avenue New York, NY 10153	Vice Chairman & Director	Term — 1 Year & Length of Time served — 42 Years	Vice Chairman & Director of Ruane, Cunniff & Goldfarb Inc.	None
Robert D. Goldfarb, 68 767 Fifth Avenue New York, NY 10153	President & Director	Term — 1 Year & Length of Time served — 34 Years	Chairman & Director of Ruane, Cunniff & Goldfarb Inc.	None
David M. Poppe, 48 767 Fifth Avenue New York, NY 10153	Executive Vice President & Director	Term — 1 Year & Length of Time served — 9 Years	President & Director of Ruane, Cunniff & Goldfarb Inc.	None
Joseph Quinones, Jr., 67 767 Fifth Avenue New York, NY 10153	Vice President, Secretary, Treasurer & Chief Compliance Officer	Term — 1 Year & Length of Time served — 17 Years	Vice President, Secretary, Treasurer & Chief Compliance Officer of Ruane, Cunniff & Goldfarb Inc.	None
Michael Valenti, 43 767 Fifth Avenue New York, NY 10153	Assistant Secretary	Term — 1 Year & Length of Time served — 6 Years	Administrator of Ruane, Cunniff & Goldfarb Inc.	None
C. William Neuhauser, 86 767 Fifth Avenue New York, NY 10153	Director	Term — 1 Year & Length of Time served — 38 Years	Retired	None
Robert L. Swiggett, 90 767 Fifth Avenue New York, NY 10153	Director	Term — 1 Year & Length of Time served — 42 Years	Retired	None
Sharon Osberg, 63 767 Fifth Avenue New York, NY 10153	Director	Term — 1 Year & Length of Time served — 9 Years	Consultant Internet Mobile Technology	None
Roger Lowenstein, 58 767 Fifth Avenue New York, NY 10153	Director — Chairman of the Board	Term — 1 Year & Length of Time served — 14 Years	Writer major Financial and News Publications	None
Vinod Ahooja, 61 767 Fifth Avenue New York, NY 10153	Director	Term — 1 Year & Length of Time served — 12 Years	Retired	None

Other information (Unaudited)

Please consider the investment objectives, risks and charges and expenses of the Fund carefully before investing. The Fund's prospectus contains this and other information about the Fund. You may obtain year to date performance as of the most recent month end, and a copy of the prospectus by calling 1-800-686-6884, or on the Fund’s website at http://www.sequoiafund.com. Please read the prospectus carefully before investing.

Shares of the Fund are offered through the Fund’s distributor, Ruane, Cunniff & Goldfarb LLC. Ruane, Cunniff & Goldfarb LLC is an affiliate of Ruane, Cunniff & Goldfarb Inc. and is a member of FINRA. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund may be offered only to persons in the United States and by way of a prospectus. This should not be considered a solicitation or offering of any product or service to investors residing outside of the United States.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC's web site at http://www.sec.gov. The Fund's Form N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. For information regarding the operation of the SEC's Public Reference Room, call 1-800-SEC-0330. For a complete list of the Fund's portfolio holdings, view the most recent quarterly, semiannual or annual report on Sequoia Fund's web site at http://www.sequoiafund.com/fund-reports.htm.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Visit Sequoia Fund's web site at www.sequoiafund.com and use the “Shareholder Information” link to obtain all proxy information. This information may also be obtained from the Securities and Exchange Commission's web site at www.sec.gov or by calling DST Systems, Inc. at (800) 686-6884.

SEQUOIA FUND, INC.
767 Fifth Avenue, Suite 4701
New York, New York 10153-4798
(800) 686-6884
Website: www.sequoiafund.com

DIRECTORS

Richard T. Cunniff
Robert D. Goldfarb
David M. Poppe
Vinod Ahooja
Roger Lowenstein, Chairman of the Board
C. William Neuhauser
Sharon Osberg
Robert L. Swiggett

OFFICERS

Richard T. Cunniff	— Vice Chairman
Robert D. Goldfarb	— President
David M. Poppe	— Executive Vice President
Joseph Quinones, Jr.	— Vice President, Secretary, Treasurer & Chief Compliance Officer
Michael Valenti	— Assistant Secretary

INVESTMENT ADVISER

Ruane, Cunniff & Goldfarb Inc.
767 Fifth Avenue, Suite 4701
New York, New York 10153-4798

DISTRIBUTOR

Ruane, Cunniff & Goldfarb LLC
767 Fifth Avenue, Suite 4701
New York, New York 10153-4798

CUSTODIAN

The Bank of New York
MF Custody Administration Department
One Wall Street, 25th Floor
New York, New York 10286

REGISTRAR AND SHAREHOLDER SERVICING AGENT

DST Systems, Inc.
P.O. Box 219477
Kansas City, Missouri 64121

LEGAL COUNSEL

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR, and also made available on the Fund's website at: http://www.sequoiafund.com/si-code-of-ethics.htm. During the period covered by this report, no substantive amendments were approved or waivers were granted to the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that the registrant does not have an audit committee financial expert serving on its audit committee. The registrant's Board of Directors has determined that, based on the background and extensive experience of each of the members of the audit committee in the financial services industry, a designated audit committee financial expert is unnecessary. The members of the audit committee are well-known and respected members of the investment management industry and the registrant is satisfied that their collective knowledge and experience is sufficient for them to perform their duties as audit committee members.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (d) Aggregate fees billed to the registrant for the last two fiscal year for professional services rendered by the registrant's independent auditor were as follows:

	December 31, 2012	December 31, 2011
Audit Fees	$30,500	$30,500
Audit-Related Fees	n/a	n/a
Tax Fees	$4,000	$4,000
Other Fees	n/a	n/a

Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the auditor in connection with statutory and regulatory filings. Tax fees include amounts related to tax compliance and tax advice.

(e)(1) The registrant's audit committee has the responsibility to pre-approve all audit and non-audit services provided to the registrant by its independent auditor in advance at regularly scheduled audit committee meetings. The registrant's audit committee also has the responsibility to pre-approve all non-audit services provided by the registrant's independent auditor to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, in advance at regularly scheduled audit committee meetings.

(e)(2) None.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant's independent auditor for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $22,500 and $22,500, respectively.

(h) Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS - INCLUDED IN ITEM 1, REPORTS TO STOCKHOLDERS.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that as of a date within 90 days of the filing of this report there were no significant deficiencies in the design or operation of the disclosure controls and procedures of the registrant which would have adversely affected the ability of the registrant to record, process, summarize and report the subject matter contained in this report.

(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12.	EXHIBITS.

(a)(1) The registrant's code of ethics pursuant to Item 2 of Form N-CSR is attached.

(a)(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SEQUOIA FUND, INC.

By:	/s/ Robert D. Goldfarb
Robert D. Goldfarb
President and Principal Executive Officer

Date:	February 28, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert D. Goldfarb
Robert D. Goldfarb
President and Principal Executive Officer

Date:	February 28, 2013

By:	/s/ Joseph Quinones, Jr.
Joseph Quinones, Jr.
Vice President, Secretary, Treasurer

Date:	February 28, 2013